                                                                      EXHIBIT 99



                              SUBJECT TO REVISION
                    SERIES TERM SHEET DATED OCTOBER 23, 1997

                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1997-4
$500,000,000 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES
     $26,316,000 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES


                            GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

     THE INVESTOR CERTIFICATES REPRESENT FRACTIONAL UNDIVIDED INTERESTS IN THE DISCOVER CARD MASTER TRUST I (THE "TRUST") AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF GREENWOOD TRUST COMPANY ("GREENWOOD"). NEITHER THE INVESTOR CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE SERIES 1997-4 INVESTOR CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES 1997-4 INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1997-4 INVESTOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

MORGAN STANLEY DEAN WITTER
     ABN AMRO CHICAGO CORPORATION
     FIRST UNION CAPITAL MARKETS CORP.
                                 UBS SECURITIES

This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-4 Supplement to the Pooling and Servicing Agreement, dated as of October 1, 1993, as amended, between Greenwood and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee (the "Series Supplement").


TITLE OF SECURITIES..........  Discover Card Master Trust I, Series 1997-4
                               Floating Rate Class A Credit Card Pass-Through
                               Certificates (the "Class A Certificates") and
                               Discover Card Master Trust I, Series 1997-4
                               Floating Rate Class B Credit Card Pass-Through
                               Certificates (the "Class B Certificates," and
                               together with the Class A Certificates, the
                               "Investor Certificates").

INTEREST ON INVESTOR
CERTIFICATES.................  Class A Certificates:  LIBOR plus ____% per annum.

                               Class B Certificates: LIBOR plus ____% per annum.

                               Interest on the Investor Certificates will be calculated on the basis of the actual number of days elapsed and a 360-day year; payable on the 15th day of each month (or, if such day is not a business day, the next succeeding business day), commencing in November 1997.

                               "LIBOR" will mean the London interbank offered rate for one-month United States dollar deposits, determined two business days prior to the commencement of each interest accrual period.

PRINCIPAL ON INVESTOR
CERTIFICATES.................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be
                               paid on the Class A Expected Final Payment Date
                               and the Class B Expected Final Payment Date,
                               respectively, but may be paid earlier or later,
                               or monthly, under certain circumstances.

SERIES CUT-OFF DATE .........  October 1, 1997.

CLASS A EXPECTED FINAL
PAYMENT DATE.................  The Distribution Date in October 2000.

                               "Distribution Date" will mean the 15th calendar day of each month, or if such day is not a business day, the next succeeding business day, commencing in November 1997.

CLASS B EXPECTED FINAL
PAYMENT DATE.................  The Distribution Date in November 2000.

SERIES TERMINATION DATE .....  The first Business Day following the
                               Distribution Date in April 2003.


SUBORDINATION OF CLASS B
CERTIFICATES...............    The Class B Certificates are subordinated in
                               right of payment to the Class A Certificates, to the extent of the Available Subordinated
                               Amount at the time any such subordinated payment is made.

AVAILABLE SUBORDINATED
AMOUNT.....................    Initially $65,789,500, which may be reduced,
                               reinstated or increased from time to time.  The
                               Available Subordinated Amount will be
                               increased following an Effective Alternative
                               Credit Support Election (as defined below) by
                               $26,315,800.

                               "Effective Alternative Credit Support Election" will mean an effective election made by Greenwood under the terms of the Series Supplement to increase the amount on deposit in the Credit Enhancement Account (as defined below in Credit Enhancement).

CREDIT ENHANCEMENT.........    Credit Enhancement initially will consist solely
                               of a cash collateral account for the exclusive direct benefit of the holders of the Class B
                               Certificates (the "Credit Enhancement Account").

                               The initial amount of the Credit Enhancement is $39,473,700. The maximum amount of Credit Enhancement as of any Distribution Date will be the greater of (i) $5,263,160 and (ii) an amount equal to 7.5% of the Series Investor Interest (as defined below) as of the last day of the related Due Period (as defined below) (or, following an Effective Alternative Credit Support Election, the greater of $5,263,160 and an amount equal to 12.5% of the Series Investor Interest as of the last day of the related Due Period), subject to certain conditions and limitations.

                               "Series Investor Interest" will mean
                               $526,316,000 minus (i) the aggregate amount on deposit with respect to principal collections for the benefit of holders of the Class A Certificates and Class B Certificates (after giving effect to losses of principal on investments of funds), (ii) the aggregate amount of principal paid to holders of the Class A Certificates and Class B Certificates and (iii) the aggregate amount of unreimbursed investor losses resulting from accounts in which the receivables have been charged off as uncollectible (after giving effect to all provisions in the Series Supplement to reimburse such charged-off amounts).

                               "Due Period" will mean, with respect to any Distribution Date, the calendar month next preceding the calendar month in which such Distribution Date occurs.

THE RECEIVABLES............    The receivables in the Accounts (as defined
                               below) as of October 1, 1997 totaled
                               $17,908,762,773.20.

RATING OF THE INVESTOR
CERTIFICATES.................  It is a condition of issuance that the  Class A
                               Certificates be rated in the highest rating category and that the Class B Certificates be rated at least "A" or the equivalent by Moody's Investors Service and Standard & Poor's Ratings Services.

ERISA CONSIDERATIONS ........  It is expected that the assets of an ERISA plan that invests in the Class A Certificates would not be deemed to include an interest in the assets of the Trust. The Class B Certificates may not be acquired by any employee benefit plan that is subject to ERISA.

LISTING .....................  Application will be made to list the Investor
                               Certificates on the Luxembourg Stock Exchange.



                          COMPOSITION OF THE ACCOUNTS

     Information concerning the composition of the accounts from which receivables are included in the Trust (the "Accounts") is set forth below.

     GEOGRAPHIC DISTRIBUTION. As of October 1, 1997, the five states with the largest receivables balances were as follows:



            STATE                              PERCENTAGE OF TOTAL RECEIVABLES
                                                   BALANCE IN THE ACCOUNTS
                                                   -----------------------
            California......................                 11.7%
            Texas...........................                  9.2%
            New York........................                  6.9%
            Florida.........................                  5.8%
            Illinois........................                  4.9%

     CREDIT LIMIT INFORMATION. Credit limit information as of October 1, 1997 with respect to the Accounts is as follows:


                                                                   PERCENTAGE
                                                RECEIVABLES         OF TOTAL
                                                OUTSTANDING        RECEIVABLES
CREDIT LIMIT                                      (000'S)          OUTSTANDING
------------                                    ------------       -----------
Less than or equal to $1,000.00..........        $   306,816            1.7%
$1,000.01 to $2,000.00...................        $ 2,595,073           14.5%
$2,000.01 to $3,000.00...................        $ 3,001,808           16.8%
Over $3,000.00...........................        $12,005,066           67.0%
                                                 -----------          ------
  Total..................................        $17,908,763          100.0%
                                                 ===========          ======

     SEASONING. As of October 1, 1997, 82.2% of the Accounts were at least 24 months old. The distribution of the age of Accounts as of October 1, 1997 was as follows:



                                                PERCENTAGE        PERCENTAGE
             AGE OF ACCOUNTS                    OF ACCOUNTS       OF BALANCES
             ---------------                    -----------       -----------
             Less than 12 Months...........          1.9%             1.9%
             12 to 23 Months...............         15.9%            16.3%
             24 to 35 Months...............         12.3%            13.2%
             36 Months and Greater.........         69.9%            68.6%
                                                   ------           ------
                                                   100.0%           100.0%
                                                   ======           ======

     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of October 1, 1997 with respect to the Accounts is summarized as follows:


                                                AGGREGATE
                                                 BALANCES     PERCENTAGE
             PAYMENT STATUS                      (000'S)      OF BALANCES
             --------------                      -------      -----------
             Current....................        $15,064,985        84.1%
             1 to 29 Days...............        $ 1,438,386         8.0%
             30 to 59 Days..............        $   523,757         2.9%
             60 to 89 Days..............        $   312,292         1.7%
             90 to 119 Days.............        $   228,697         1.3%
             120 to 149 Days............        $   190,051         1.1%
             150 to 179 Days............        $   150,595         0.9%
                                                -----------       ------
                                                $17,908,763       100.0%
                                                ===========       ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card Portfolio is not concentrated geographically. As of August 31, 1997, the five states with the largest receivables balances were as follows:


                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                 OF DISCOVER CARD PORTFOLIO
             STATE                              AS OF AUGUST 31, STATE 1997
             -----                       ---------------------------------------
             California.............                       11.3%
             Texas..................                        9.3%
             New York...............                        6.7%
             Florida................                        5.8%
             Illinois...............                        5.0%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card Portfolio as of August 31, 1997.


     CREDIT LIMIT INFORMATION. Credit limit information as of August 31, 1997 with respect to the Discover Card Portfolio is summarized as follows:


                                                                    PERCENTAGE
                                                  RECEIVABLES        OF TOTAL
                                                  OUTSTANDING       RECEIVABLES
       CREDIT LIMIT                                 (000'S)         OUTSTANDING
       ------------                              -------------      -----------
       Less than or equal to $1,000.00........     $   512,164          1.8%
       $1,000.01 to $2,000.00.................       4,367,256         15.2%
       $2,000.01 to $3,000.00.................       4,058,048         14.1%
       Over $3,000.00.........................     $19,826,083         68.9%
                                                   -----------        ------
         Total................................     $28,763,551        100.0%
                                                   ===========        ======

     SEASONING. As of August 31, 1997, 82.4% of the accounts in the Discover Card Portfolio were at least 24 months old. The distribution of the age of accounts in the Discover Card Portfolio as of August 31, 1997 was as follows:



                                                 PERCENTAGE     PERCENTAGE
             AGE OF ACCOUNTS                     OF ACCOUNTS    OF BALANCES
             ---------------                     -----------    -----------
             Less than 12 Months............         6.9%           6.0%
             12 to 23 Months................        10.7%          11.2%
             24 to 35 Months................        11.5%          12.0%
             36 Months and Greater..........        70.9%          70.8%
                                                   ------         ------
                                                   100.0%         100.0%
                                                   ======         ======

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card Portfolio is summarized as follows:


                                                                      YEAR ENDED DECEMBER 31,
                                         EIGHT MONTHS ENDED        ----------------------------
                                            AUGUST 31, 1997        1996       1995         1994
                                         ------------------        ----       ----         ----
Aggregate Monthly Yields (1)
  Excluding Recoveries (2)........              18.32%            17.72%     16.95%      16.65%
  Including Recoveries (3)........              18.93%            18.20%     17.39%      17.07%

---------------

(1) Monthly Yield is calculated by dividing monthly finance charges billed by beginning monthly balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees, but exclude certain other items, such as annual membership fees, if any, which are included in finance charge receivables for the Trust. Aggregate Monthly Yield is the average of monthly yields annualized for each period shown.

(2) Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to charged-off accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are included in the Trust and are treated as finance charge collections.


     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of August 31, 1997 with respect to the Discover Card Portfolio is summarized as follows:



                                                                           AGGREGATE
                                                                            BALANCES           PERCENTAGE
             PAYMENT STATUS                                                 (000'S)           OF BALANCES
             --------------                                               ------------        -----------
             Current...............................................        $24,409,233           84.9%
             1 to 29 Days..........................................        $ 2,245,421            7.8%
             30 to 59 Days.........................................        $   820,578            2.8%
             60 to 89 Days.........................................        $   457,663            1.6%
             90 to 119 Days........................................        $   340,814            1.2%
             120 to 149 Days.......................................        $   265,467            0.9%
             150 to 179 Days.......................................        $   224,375            0.8%
                                                                           -----------          ------
                                                                           $28,763,551          100.0%
                                                                           ===========          ======

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. Historical delinquency information with respect to the Discover Card Portfolio is summarized as follows:

                                                                 AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                      AVERAGE OF EIGHT MONTHS  ENDED      --------------------------------------------------------
                              AUGUST 31, 1997                         1996                         1995
                      ------------------------------      ---------------------------  ---------------------------
                      DELINQUENT                          DELINQUENT                   DELINQUENT
                        AMOUNT                              AMOUNT                       AMOUNT
                        (000'S)    PERCENTAGE(1)           (000'S)    PERCENTAGE(1)     (000'S)    PERCENTAGE(1)
                      -----------  -------------          ---------   --------------   -----------  --------------
30-59 Days..........   $  743,383       2.6%              $  680,645      2.7%        $  568,382        2.6%
60-89 Days..........   $  419,647       1.5%              $  361,992      1.4%        $  276,821        1.3%
90-179 Days.........   $  780,000       2.8%              $  593,661      2.3%        $  403,134        1.8%
                       ----------       ----              ----------      ----        ----------        ----
  Total.............   $1,943,030       6.9%              $1,636,298      6.4%        $1,248,337        5.7%
                       ==========       ====              ==========      ====        ==========        ====


                       AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                       -------------------------------------------
                                         1994
                       -------------------------------------------
                       DELINQUENT
                         AMOUNT
                        (000'S)    PERCENTAGE(1)
                       ----------  -------------
30-59 Days..........   $ 405,942       2.2%
60-89 Days..........   $ 193,582       1.1%
90-179 Days.........   $ 282,080       1.5%
                       ----------      ----
  Total.............   $ 881,604       4.8%
                       ==========      ====


---------------

(1) The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period. Delinquent Amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.


     SUMMARY CHARGE-OFF INFORMATION. Charge-off information with respect to the Discover Card Portfolio is summarized as follows:


                                                                                   YEAR ENDED DECEMBER 31,
                                               EIGHT MONTHS ENDED         ----------------------------------------
                                                 AUGUST 31, 1997              1996          1995          1994
                                              ------------------          ------------  ------------  ------------
                                                                                    (DOLLARS IN THOUSANDS)
Average Receivable Outstanding(1).......          $28,128,053            $25,542,718     $22,031,829   $18,464,611
Gross Charge-Offs.......................          $ 1,326,721            $ 1,458,450     $   923,836   $   680,487
Gross Charge-Offs as a Percentage of
 Average Receivables Outstanding(2).....             7.08%                   5.71%           4.19%         3.69%

--------------

(1) Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries with respect to charged-off receivables in the Accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are property of the Trust and are treated as finance charge collections.


     SUMMARY PAYMENT RATE INFORMATION (1). The monthly rate of payments in the Discover Card Portfolio is summarized as follows:


                                                                                       YEAR ENDED DECEMBER 31
                                                 EIGHT MONTHS ENDED          ---------------------------------------
                                                  AUGUST 31, 1997              1996            1995            1994
                                                 ------------------          -------          -------        -------
Average Monthly Payment Rate(2)...........            14.59%                  15.24%          16.20%          16.65%
High Monthly Payment Rates................            16.31%                  18.08%          18.97%          17.89%
Low Monthly Payment Rates.................            13.59%                  13.33%          13.67%          15.16%

---------------

(1) Monthly Payment Rate is calculated by dividing monthly cardmember remittances by the cardmember receivables balance outstanding as of the beginning of the month.

(2) Average Monthly Payment Rate for a period is equal to the sum of individual monthly payment rates for the period divided by the number of months in the period.



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